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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 FORM 8-K/A-1

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  February 12, 1998
                                                        -----------------


                           FRUIT OF THE LOOM, INC.
              -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      1-8941                  36-3361804
---------------------------           -----------         ---------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
    of incorporation)                 File Number)         Identification No.)


                               5000 SEARS TOWER
                            233 SOUTH WACKER DRIVE
                          CHICAGO, ILLINOIS   60606
         ------------------------------------------------------------
         (Address of Principal Executive Offices, including Zip Code)

      Registrant's telephone number, including area code (312) 876-1724
                                                         --------------
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FRUIT OF THE LOOM, INC.



ITEM 5.     OTHER EVENTS

On February 12, 1998, the Registrant issued a news release announcing, among other information, Condensed Consolidated Statement of Operations for the Three Months Ended December 31, 1997. The amended news release attached hereto as
Exhibit 99.1 revises the Condensed Consolidted Statement of Operations for the Three Months Ended December 31, 1997 to correct certain numbers and to conform the presentation to the numbers for the Year Ended December 31, 1997 which remain unchanged from the February 12, 1998 news release. The information contained in the news release attached as Exhibit 99.1 is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits


            99.1 News Release of Registrant dated February 12, 1998, as amended.














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SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRUIT OF THE LOOM, INC.



                                        By:   /s/ Larry K. Switzer
                                           ------------------------------------
                                                Larry K. Switzer
                                                Senior Executive Vice President
                                                and Chief Financial Officer



Dated:   February 23, 1998












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EXHIBIT INDEX
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                                                                 Sequentially
  Exhibit #                            Item                     Numbered Pages
--------------                      ----------                 ----------------

     99.1                       Amended News Release                   9






























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